UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549





                             FORM 8-K




                          Current Report



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) July 21, 2004



                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)



        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)    Identification No.)







                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

 Registrant's telephone number, including area code (701) 222-7900



Item 12.  Results of Operations and Financial Condition.

     MDU Resources Group, Inc. is furnishing to the Securities and Exchange Commission its second quarter 2004 earnings press release, which is furnished as Exhibit 99.



                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MDU RESOURCES GROUP, INC.

Date  July 21, 2004         BY  /s/ Warren L. Robinson
                                Warren L. Robinson
                                Executive Vice President and
                                  Chief Financial Officer



                           EXHIBIT INDEX

Exhibit Number                     Description of Exhibit

   99 Press release issued July 21, 2004, regarding earnings for the second quarter.